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                                                                   EXHIBIT 23.13

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Hutchison Telephone Company Limited

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated May 4, 2000 relating to the financial statements of Hutchison Telephone Company Limited, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ PriceWaterhouseCoopers

Certified Public Accountants
Hong Kong
June 21, 2000